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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                   TO TENDER
               UNREGISTERED 9% SENIOR SUBORDINATED NOTES DUE 2008
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                          COOPERATIVE COMPUTING, INC.
   PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED                , 1998

     As set forth in the Exchange Offer (as defined in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 9% Senior Subordinated Notes due 2008 (the "Old Notes"), of Cooperative Computing, Inc., are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             , 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
IS EXTENDED BY THE COMPANY.

                 The Exchange Agent for the Exchange Offer is:

                          NORWEST BANK MINNESOTA, N.A.

  By Registered or Certified        By Overnight Courier:             By Hand Delivery:
            Mail:
 Norwest Bank Minnesota, N.A.    Norwest Bank Minnesota, N.A.    Norwest Bank Minnesota, N.A.
  Corporate Trust Operations       Corporate Trust Services        Northstar East Building
        P.O. Box 1517             Sixth and Marquette Avenue       608 Second Avenue South,
  Minneapolis, MN 55480-1517      Minneapolis, MN 55479-0113              12th Floor
                                                                   Corporate Trust Services
                                                                       Minneapolis, MN

                         Facsimile Transmission Number:

                        (For Eligible Institutions Only)
                                 (612) 667-4927

                   Confirm Receipt of Facsimile by Telephone:

                                 (612) 667-9764

    (Originals of all documents sent by facsimile should be sent promptly by registered or
          certified mail, by hand, or by overnight delivery service.)

     DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Norwest Bank Minnesota, N.A., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus dated
  , 1998 (the "Prospectus"), and in the accompanying Letter of Transmittal,
receipt of which is hereby acknowledged, $          in aggregate principal
amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Registered Holder(s):
------------------------------------------------------------------
                                             (Please Type or Print)

Address:
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Area Code & Telephone No.:
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Certificate Number(s) for
Old Notes (if available):
------------------------------------------------------------------------------

Total Principal Amount
Tendered and Represented
by Certificate(s): $
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Signature of Registered Holder(s):
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Dated:
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[ ]  The Depository Trust Company
    (Check if Old Notes will be tendered
    by book-entry transfer)

Account Number:
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                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:
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Address:
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Area Code and Telephone No.:
-----------------------------------------------------------------------------

Authorized Signature:
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Name:
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Title:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD
      NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

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